UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 29, 2011
PEABODY ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-16463	13-4004153
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 Market Street, St. Louis, Missouri (Address of principal executive offices)	63101-1826 (Zip Code)
Registrant’s telephone number, including area code (314) 342-3400
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
PEAMCoal Pty Ltd (“PEAMCoal”) (a company owned 60% by Peabody Energy Corporation (the “Company”) and 40% by ArcelorMittal S.A. (“ArcelorMittal”)) has entered into an Implementation Deed dated as of August 30, 2011 (the “Implementation Deed”) with Macarthur Coal Limited (“Macarthur”). The Implementation Deed relates to PEAMCoal’s current takeover offer for all of the issued shares in Macarthur (the “Takeover Offer”). The Takeover Offer is subject to the following conditions:
•	PEAMCoal has received notice that the Australian Treasurer does not object to the acquisition, which was received on August 11, 2011;

•	all waiting periods have expired or terminated and all approvals or consents that are required have been granted;

•	there has been no regulatory action that impedes the Takeover Offer;

•	PEAMCoal has acquired at least 50.01% of the shares of Macarthur on a fully diluted basis;

•	there has been no decision or settlement relating to certain litigation matters relating to Monto Coal Pty Ltd or Monto Coal 2 Pty Ltd to which Macarthur is a party;

•	there has been no material adverse change in relation to Macarthur and its subsidiaries taken as a whole;

•	Macarthur has not engaged in certain specified actions (such as disposing of a substantial part of its assets, reducing its share capital or resolving to be wound up);

•	no person has exercised or stated an intention to exercise certain rights with respect to Macarthur (such as the acceleration of outstanding indebtedness or the exercise of pre-emptive rights);

•	there have been no material acquisitions, disposals, changes in the conduct of business or dividends by Macarthur;

•	no mining or exploration tenement, permit or license of Macarthur is revoked, is terminated or expires without there being a reasonable likelihood that it will be renewed or extended on terms which are no less favorable; and

•	there is no litigation against Macarthur commenced, threatened or announced which may reasonably result in a judgment of A$50 million or more other than that which has been fully and fairly publicly disclosed.
Under the Implementation Deed, PEAMCoal has agreed to increase the cash consideration under the Takeover Offer to A$16.00 per share, with Macarthur shareholders on the register on the record date of September 2, 2011 being entitled to receive Macarthur’s final dividend in respect of FY2011 of A$0.16 per share with no reduction to the A$16.00 per share offer price.
In addition, Macarthur has agreed that its directors will unanimously recommend that Macarthur shareholders accept the Takeover Offer and will accept the Takeover Offer in respect of any Macarthur shares that they or their associates own or control, in the absence of a superior proposal. In addition, Macarthur has agreed to provide a number of deal protection measures to PEAMCoal, including a break fee that is payable in certain circumstances if the Takeover Offer does not proceed, an obligation to cease any current discussions in relation to competing proposals, no shop and no talk restrictions subject to customary fiduciary outs, Macarthur notification obligations in relation to competing proposals and matching rights if a competing proposal is received by Macarthur.
PEAMCoal and Macarthur have made customary representations and warranties in the Implementation Deed and it also contains limited termination rights.
The foregoing description of the Implementation Deed does not purport to be complete and is qualified in its entirety by reference to the full text of the Implementation Deed, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.
The Implementation Deed contains representations and warranties PEAMCoal and Macarthur made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the contract between PEAMCoal and Macarthur and may be subject to important qualifications and limitations agreed to by PEAMCoal and Macarthur in connection with negotiating the terms of the Implementation Deed. Moreover, certain representations and warranties may not be accurate or complete as of any specified date because they are subject to a contractual standard of materiality different from those generally applicable to stockholders, or were used for the purpose of allocating risk between PEAMCoal and Macarthur rather than establishing matters as facts. For the foregoing reasons, no person should rely on the representations and warranties as statements of factual information.
Item 8.01. Other Events
On August 29, 2011, the Company and ArcelorMittal issued a press release announcing the signing of the Implementation Deed. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.
Forward-Looking Statements
This report and the exhibits hereto may contain certain statements that are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Wherever possible, we have identified these forward-looking statements by words such as “anticipates,” “believes,” “intends,” “estimates,” “expects,” “projects” and similar phrases. These forward-looking statements are based upon assumptions our management believes are reasonable. Such forward-looking statements are subject to risks and uncertainties which could cause our actual results, performance and achievements to differ materially from those expressed in, or implied by, these statements, including, among other things, the risks and uncertainties disclosed in our annual report on Form 10-K, our quarterly reports on Form 10-Q and other reports we file with the Securities and Exchange Commission from time to time.
Because our forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond our control or are subject to change, actual results could be materially different and any or all of our forward-looking statements may turn out to be wrong. They speak only as of the date made and can be affected by assumptions we might make, or by known or unknown risks and uncertainties. Many factors mentioned in this document and the exhibits hereto and in our annual and quarterly reports will be important in determining future results. Consequently, we cannot assure you that our expectations or forecasts expressed in such forward-looking statements will be achieved. Actual future results may vary materially. Except as required by law, we undertake no obligation to publicly update any of our forward-looking or other statements, whether as a result of new information, future events, or otherwise.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1	Implementation Deed, dated as of August 30, 2011, between PEAMCoal Pty Ltd and Macarthur Coal Limited.

99.1	Press Release dated August 29, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEABODY ENERGY CORPORATION
September 2, 2011	By:	/s/ Kenneth L. Wagner
		Name:	Kenneth L. Wagner
		Title:	Vice President, Assistant General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Implementation Deed, dated as of August 30, 2011, between PEAMCoal Pty Ltd and Macarthur Coal Limited.

99.1	Press Release dated August 29, 2011.

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